UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2011
REHABCARE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14655	51-0265872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

	7733 Forsyth Boulevard Suite 2300 St. Louis, Missouri (Address of Principal Executive Offices)	63105 (Zip Code)
(800) 677-1238
Registrant’s telephone number, including area code:
Not applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information in Exhibit 99.1 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished pursuant to Item 2.02 and 9.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934:
99.1	Press release dated February 8, 2011, announcing our fourth quarter revenues and results of operations.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REHABCARE GROUP, INC.
Date: February 8, 2011	By:	/s/ Jay W. Shreiner
Jay W. Shreiner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 8, 2011, announcing our fourth quarter revenues and results of operations.